SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                             ----------------------

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): August 29, 1997



                               RT INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                       0-20436                    65-0309477
(State or other jurisdiction         (Commission              (I.R.S. Employer
   of incorporation)                 File Number)            Identification No.)


         1875 East Lake Mary Boulevard, Sanford, Florida            32773
           (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (907) 322-4000



_______________________________________________________________________________
           Former name or former address, if changed since last report


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Item 2. Acquisition and Disposition of Assets.

     On August 29, 1997 (the "Closing"), Registrant's wholly-owned subsidiary, QUAC Acquisition Corp. (the "Subsidiary"), consummated the merger contemplated by the Merger Agreement, dated June 6, 1997 (the "Merger Agreement), by and among Registrant, Subsidiary, Quality Automotive Company ("Quality") and all of the stockholders of Quality (the "Quality Stockholders"). Quality was merged with and into the Subsidiary and all of the outstanding shares of common stock of Quality were converted into the right of the Quality Stockholders to receive:
(i) $3,000,000 ("Cash Contribution"); (ii) two promissory notes, in the aggregate amount of $4,500,000, from the Subsidiary (the "Notes), which Notes are guaranteed by the Registrant and secured by the Registrant's pledge of all of its shares in Subsidiary; and (iii) 1,838,731 shares of Common stock, par value of $.001 per share, of the Registrant (the "Merger Shares").

     Quality is in the business of manufacturing, distributing and selling automotive brake components (the "Business"). Following the Merger, the Subsidiary changed its name to "Quality Automotive Company" and will conduct the Business under such name.

     Simultaneous with the Closing:

     1. John K. Kenney ("Kenney") resigned as a director of the Registrant effective as of the Closing, and as President of the Registrant effective as of September 2, 1997. Kenney subsequently was nominated and elected, effective September 9, 1997, to serve as Treasurer and Secretary of the Registrant.

     2. Registrant increased the authorized number of directors constituting the Board of Directors from three (3) to five (5) members. Mandel Sherman and David Love, the remaining directors following the resignation of Mr. Kenney, elected each of Martin Chevalier ("Chevalier") and John W. Kohut ("Kohut") as directors of the the Registrant.

     3. Chevalier was elected as President/Chief Executive Officer of the Registrant and Subsidiary. The Registrant and Subsidiary also entered into a three-year employment agreement with Chevalier, whereby Chevalier receives a base salary at the

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rate of $225,000 per annum and is entitled to annual bonuses subject to a cap of
$500,000 in any given year of employment, equal to the greater of (A) 5% of the first $1,000,000 in audited pre-tax consolidated profits of the Registrant and Subsidiary for each fiscal year he is employed and 10% of the audited pre-tax consolidated profits of the Registrant and Subsidiary in excess of $1,000,000 for each fiscal year he is employed or (B) a fixed sum of $100,000 and $50,000 in each of the 1997 and 1998 fiscal years, respectively, so long as the consolidated gross sales of the Registrant and Subsidiary in such fiscal years exceed $17,000,000. Chevalier was an owner of Quality and together with Malvina
B. Chevalier, as tenants by the entirety, received 1,102,503 of the Merger
Shares and $1,798,561.15 of the Cash Consideration.

     4. Kohut was elected as Chairman of the Board of the Registrant. The Registrant also entered into a three-year consulting agreement with RamKo Venture Management, Inc. ("RamKo") whereby Ramko is entitled to receive a quarterly fee of $45,000 based upon a maximum of 25 business days per quarter. Kohut is the President of Ramko. Kohut was also an owner of Quality and, together with Linda S. Ram, as tenants by the entirety, received 736,228 of the Merger Shares and $1,201,438.05 of the Cash Consideration.

     5. As security for the obligations under the Notes executed by Subsidiary, the Registrant executed guaranties of the Promissory Notes in favor of the Quality Stockholders and entered into a Stock Pledge and Security Agreement, dated as of August 29, 1997, with Subsidiary and the Quality Stockholders (the "Pledge Agreement"). Under the Pledge Agreement, Registrant pledged all of the shares held in Subsidiary to the Quality Stockholders, subject to a superior pledge arrangment between the Registrant and LaSalle Business Credit, Inc., a lender to Quality.

     6. Registrant and each of the Quality Stockholders entered into a Registration Rights Agreement, providing for "piggyback" registration rights for all of the Merger Shares and demand rights, with respect of up to the aggregate number of Merger Shares held by the Quality Stockholders having an aggregate value based upon the average bid and ask price for the five (5) trading days proceeding the effective date of the registration statement equal to $2,500,000 following the first anniversary of the Closing. In addition, Quality Stockholders entered into a Lock-Up Agreement with the Registrant, whereby each agreed (A) not to sell any of the Merger Shares until after the first anniversary of the Closing; (B) commencing as of the first anniversary of the Closing until the third anniversary thereof, not to sell more than that number of shares of the Merger Shares yielding aggregate proceeds greater than $2,500,000; and (C) commencing as of the third anniversary of the Closing until the fifth anniversary thereof, to limit their sales of the Merger Shares to quantities and at times which are pari passu with another stockholder of the Company, Elmgrove Associates II, L.P. Likewise, Elmgrove entered into a Lock-Up Agreement with the Registrant, whereby it agreed, with respect to 750,000 shares of the Common Stock (the "Elmgrove Shares"), (x) not to sell any of the Elmgrove Shares until after the third anniversary of the Closing and (y) commencing as of the third anniversary of the Closing until the fifth anniversary thereof, to limit its sales of the Elmgrove Shares to quantities and at times which are pari passu with the Quality Stockholders.


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     The source of the consideration paid for the Business was cash and authorized but unissued shares of common stock of the Registrant contributed to Subsidiary. The amount of consideration paid by the Registrant and Subsidiary for the Business was determined by arm's length negotiations.

     The descriptions of the Merger Agreement and the other agreements described herein are qualified in their entirety by reference to the copy of the Merger Agreement and the other agreements which are filed exhibits to this Report and which are incorporated herein by reference.

Item 4. Changes in the Registrant's Certifying Accountant.

(a)(1)

     (i) On September 12, 1997, the Registrant dismissed BDO Seidman, LLP ("BDO") as its principal independent accountant.

     (ii) Each of BDO's reports on the financial statements of the Company for the fiscal years ended December 31, 1996 or December 31, 1995 were qualified as to uncertainty with respect to the Registrant's ability to continue as a going concern.

     (iii) The decision to change accountants was approved by the Company's Board of Directors.

     (iv)-(v) During the fiscal years ended December 31, 1996 and December 31, 1995 and during the period from January 1, 1997 through September 12, 1997, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable event.

(a)(2)

     (i) On September 12, 1997, the Registrant engaged Arthur Andersen LLP ("Andersen") as its principal independent accountants who will audit and report on the financial statements of the the Registrant for the fiscal year ending December 31, 1997. Prior to engaging Andersen, neither the Registrant nor anyone acting on its behalf consulted with Andersen regarding the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on the Registrant's financial statements. In addition, during the the Registrant's fiscal years ended December 31, 1995 and December 31, 1996 and the interim period from January 1, 1997 to September 12, 1997, neither the Registrant nor anyone acting on its behalf consulted with Andersen with respect to any matters that were the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     A. Financial Statements of the Business Acquired.

     It is impractical to provide the required financial information at this time. The required financial information for the business acquired will be filed under cover of Form 8 within 60 days of the date this Form 8-K was required to be filed.

     B. Pro Forma Financial Information and Exhibits.

     It is impractical to provide the required pro forma financial information at this time. The required pro forma financial information will be filed under cover of Form 8 within 60 days of the date this Form 8-K was required to be filed.

     C. Exhibits.

     10.1 Agreement and Plan of Merger dated as of June 6, 1997, by and among the Registrant, the Subsidiary, Quality and the Quality Stockholders.

     10.2  Ratification Letter, dated August 28, 1997, of Linda S. Ram.

     10.3 Promissory Note, dated August 29, 1997, between Subsidiary and each of Kohut and Linda S. Ram.

     10.4 Promissory Note, dated August 29, 1997, between Subsidiary and each of Chevalier and Malvina B. Chevalier.

     10.5 Guaranty, dated August 29, 1997 between the Registrant and each of Kohut and Linda S. Ram.

     10.6 Guaranty, dated August 29, 1997 between the Registrant and each of Chevalier and Malvina B. Chevalier.

     10.7 Stock Pledge and Security Agreement, dated August 29, 1997, among the Registrant, Subsidiary, Quality and the Quality Stockholders.

     10.8 Registration Rights Agreement, dated August 29, 1997, between the Registrant and the Quality Stockholders.

     10.9  Lock-Up Letter, dated August 29, 1997 with Quality Stockholders.

     10.10 Lock-Up Letter, dated August 29, 1997 with Elmgrove Associates II,
           L.P.


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     10.9 Letter from BDO Seidman, LLP regarding change in certifying accountant
          (to be filed by amendment).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 RT INDUSTRIES, INC.



                                                 By: /s/ Martin Chevalier
                                                    ----------------------------
                                                 Martin Chevalier, President

Date:  September 12, 1997

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